Exhibit 2

                          ICI MUTUAL INSURANCE COMPANY

                         INVESTMENT COMPANY BLANKET BOND

                                  RIDER NO. 13

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INSURED                                                                                 BOND NUMBER

Columbia Management Advisors, LLC                                                       87152106B
-------------------------------------------------------------------------------------------------------------------
EFFECTIVE DATE                              BOND PERIOD                         AUTHORIZED REPRESENTATIVE

October 31, 2006                    October 31, 2006 to October 31, 2007        /S/ Maggie Sullivan
===================================================================================================================

In consideration of the premium charged for this Bond, it is hereby understood and agreed that Item 1 of the Declarations, Name of Insured, shall include the following:

         Columbia Qualified Purchaser Funds Trust, LLC

Except as above stated, nothing herein shall be held to alter, waive or extend any of the terms of this Bond.



                          ICI MUTUAL INSURANCE COMPANY

                         INVESTMENT COMPANY BLANKET BOND

                                  RIDER NO. 14
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INSURED                                                                                 BOND NUMBER

Columbia Management Advisors, LLC                                                       87152106B
-------------------------------------------------------------------------------------------------------------------
EFFECTIVE DATE                              BOND PERIOD                         AUTHORIZED REPRESENTATIVE

October 31, 2006                    October 31, 2006 to October 31, 2007        /S/ Maggie Sullivan
===================================================================================================================

In consideration of the premium charged for this bond, it is hereby understood and agreed that for purposes of this Bond the term "Investment Company" or "Fund" shall be deemed to include the following:

         Columbia Qualified Purchaser Funds Trust, LLC

Except as stated above, nothing herein shall be held to alter, waive or extend any of the terms of this Bond.



                          ICI MUTUAL INSURANCE COMPANY

                         INVESTMENT COMPANY BLANKET BOND

                                  RIDER NO. 15

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INSURED                                                                                 BOND NUMBER

Columbia Management Advisors, LLC                                                       87152106B
-------------------------------------------------------------------------------------------------------------------
EFFECTIVE DATE                              BOND PERIOD                         AUTHORIZED REPRESENTATIVE

July 1, 2007                        October 31, 2006 to October 31, 2007        /S/ Maggie Sullivan
===================================================================================================================

In consideration of the premium charged for this bond, it is hereby understood and agreed that for purposes of this Bond the term "Investment Company" or "Fund" shall be deemed to include the following:

              Excelsior Funds, Inc.
              Excelsior Funds Trust
              Excelsior Tax-Exempt Funds, Inc.

Except as stated above, nothing herein shall be held to alter, waive or extend any of the terms of this Bond.



                          ICI MUTUAL INSURANCE COMPANY

                         INVESTMENT COMPANY BLANKET BOND

                                  RIDER NO. 16

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-------------------------------------------------------------------------------------------------------------------
INSURED                                                                                 BOND NUMBER

Columbia Management Advisors, LLC                                                       87152106B
-------------------------------------------------------------------------------------------------------------------
EFFECTIVE DATE                              BOND PERIOD                         AUTHORIZED REPRESENTATIVE

                                    October 31, 2006 to October 31, 2007        /S/ Maggie Sullivan
===================================================================================================================

In consideration of the premium charged for this Bond, and notwithstanding Item 1 of the Declarations, Name of Insured, or any other Rider to this Bond, it is hereby understood and agreed that the following shall not be Insureds under this Bond as of the effective date indicated:

                                                                EFFECTIVE DATE
         Liberty All Star Funds                               December 15, 2006
         Colonial Intermediate High Income Fund                 June 29, 2007
         Colonial InterMarket Income Trust I
         Colonial Municipal Income Trust
         Colonial High Income Municipal Trust
         Colonial Investment Grade Municipal Trust
         Colonial California Insured Municipal Fund

Except as above stated, nothing herein shall be held to alter, waive or extend any of the terms of this Bond.



                          ICI MUTUAL INSURANCE COMPANY

                         INVESTMENT COMPANY BLANKET BOND

                                  RIDER NO. 17

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INSURED                                                                                 BOND NUMBER

Columbia Management Advisors, LLC                                                       87152106B
-------------------------------------------------------------------------------------------------------------------
EFFECTIVE DATE                              BOND PERIOD                         AUTHORIZED REPRESENTATIVE

March 30, 2007                      October 31, 2006 to October 31, 2007        /S/ Maggie Sullivan
===================================================================================================================

In consideration of the premium charged for this Bond, it is hereby understood and agreed that the name of the Insured identified in Item 1 of the Declarations, Name of Insured, as

         Columbia Funds Master Trust

is changed to:

         Columbia Funds Master Trust, LLC


Except as above stated, nothing herein shall be held to alter, waive or extend any of the terms of this Bond.



                          ICI MUTUAL INSURANCE COMPANY

                         INVESTMENT COMPANY BLANKET BOND

                                  RIDER NO. 18

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-------------------------------------------------------------------------------------------------------------------
INSURED                                                                                 BOND NUMBER

Columbia Management Advisors, LLC                                                       87152106B
-------------------------------------------------------------------------------------------------------------------
EFFECTIVE DATE                              BOND PERIOD                         AUTHORIZED REPRESENTATIVE

March 30, 2007                      October 31, 2006 to October 31, 2007        /S/ Maggie Sullivan
===================================================================================================================

In consideration of the premium charged for this Bond, it is hereby understood and agreed that Riders No. 13 and No. 14 to this Bond are hereby deleted in its entirety, effective as of 12:01 a.m. on October 31, 2006, standard time at the Principal Address.

Except as above stated, nothing herein shall be held to alter, waive or extend any of the terms of this Bond.